| Press Release |

Notice Regarding Voluntary Adoption of International Financial Reporting Standards (IFRS)

TOKYO (July 26, 2017) — Kubota Pharmaceutical Holdings Co., Ltd. (Tokyo 4596, the Company), a clinical-stage ophthalmology company committed to translating innovation into a diverse portfolio of drugs and devices to preserve and restore vision for millions of people worldwide, announces that its Board of Directors has resolved today to voluntarily adopt International Financial Reporting Standards (IFRS) in place of United Stated Generally Accepted Accounting Principles (US GAAP). The Company plans to disclose condensed consolidated financial statements under IFRS effective from the second quarter of FY2017.

Kubota Pharmaceutical Holdings is actively developing its business operations in global markets. The Company is voluntarily adopting IFRS effective the second quarter of FY2017 to coincide with its qualification for Foreign Private Issuer (FPI) status with the Securities and Exchange Commission (SEC). With this change, the Company hopes to improve the comparability of its financial information with international standards for the convenience of shareholders and other stakeholders.

Reference: Disclosure schedule due to the transition to IFRS (planned)
May 2017: Consolidated results and supplementary information for the first quarter ending March 2017 (US GAAP)*
May 2017: First quarter financial reports for the year ending December 2017 (US GAAP)*
August 2017: Consolidated results and supplementary information for the second quarter ending June 2017 (IFRS)
August 2017: Second quarter financial reports for the year ending December 2017 (IFRS)
*Those reports were already disclosed.
About Kubota Pharmaceutical Holdings Co., Ltd.
Kubota Pharmaceutical Holdings Co., Ltd. (Tokyo 4596) is a Japan-based corporation, and the parent company of Acucela Inc., committed to translating innovation into a diverse portfolio of drugs and devices to preserve and restore vision for millions of people worldwide. The Company’s development pipeline include drug candidates and therapeutics for the treatment of retinitis pigmentosa, proliferative diabetic retinopathy, diabetic macular edema, AMD, Stargardt disease, cataracts and presbyopia. The company is also developing a monitoring device for neovascular retinal diseases, to be used directly by patients. For additional information please visit: http://www.kubotaholdings.co.jp/en/
Cautionary Statements
Certain statements contained in this press release are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. Any statements contained in this press release that are not statements of historical fact may be deemed to be forward-looking statements. These forward-looking statements include our ability to establish a joint venture with SBI, including the proposed terms of such joint venture; our intention to pursue mobile healthcare applications in the field of ophthalmology; and our ability to successfully develop and commercialize any product candidates pursued by the proposed joint venture. These statements are based on current assumptions that involve risks, uncertainties and other factors that could cause the actual results, events or developments to differ materially from those expressed or implied by such forward-looking statements. These risks and uncertainties, many of which are beyond our control, include, but are not limited to: we and SBI may be unable to complete negotiations and establish the proposed joint venture; any investigational product candidates pursued by the joint venture may not demonstrate the expected safety and efficacy; any product candidates pursued by the joint venture may fail in development, may not receive required regulatory approvals, or may be delayed to a point where they are not commercially viable; new developments in the intensely competitive ophthalmic pharmaceutical market may require changes in the joint venture’s proposed clinical trial plans or limit the potential benefits of investigational product candidates; as well as the other risks identified in our filings with the Securities and Exchange Commission. These forward-looking statements speak only as of the date hereof and we assume no obligation to update these forward-looking statements, and readers are cautioned not to place undue reliance on such forward-looking statements. For a detailed discussion of the foregoing risks and other risk factors, please refer to our filings with the Securities and Exchange Commission, which are available on Kubota Pharmaceutical Holdings investor relations website (http://www.kubotaholdings.co.jp/en/ir/) and on the SEC’s website (http://www.sec.gov).

“Kubota,” “Acucela” and the Kubota logo are registered trademarks or trademarks of Kubota Pharmaceutical Holdings or Acucela in various jurisdictions.

Media Contact:
Michael Hasegawa
Senior Director, Corporate Communications Phone: +81-3-6550-8928
Email: mhasegawa@kubotaholdings.co.jp

Investor Relations Contact:
John Gebhart
Chief Financial Officer
Phone: +1-206-805-3972
Email: jgebhart@kubotaholdings.co.jp